J.P. MORGAN SMARTSPENDING FUNDS

JPMorgan SmartSpending 2015SM Fund

JPMorgan SmartSpending 2020SM Fund

(Class A Shares)

(each a series of JPMorgan Trust IV)

Supplement dated September 8, 2021

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated November 1, 2020, as supplemented

NOTICE OF LIQUIDATION OF CLASS A SHARES OF THE JPMORGAN SMARTSPENDING 2015 FUND AND JPMORGAN SMARTSPENDING 2020 FUND. The Board of Trustees of the JPMorgan SmartSpending 2015 Fund and JPMorgan SmartSpending 2020 Fund (each a “Fund” and collectively, the “Funds”) has approved the liquidation and redemption of the Class A Shares of each Fund on or about October 14, 2021 (the “Liquidation Date”). Unless Class A shareholders have an individual retirement account (“IRA”) where State Street Bank and Trust (“SSBT”) serves as the custodian, on the Liquidation Date the Fund shall distribute to its Class A shareholders of record an amount equal to the net asset value as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

If you have a Fund direct IRA account where SSBT serves as custodian, your shares will be exchanged for the Morgan Shares of the JPMorgan Liquid Assets Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the Class A Shares of the Fund, the redemption of shares of Class A Shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder of the Class A Shares may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

EFFECTIVE SEPTEMBER 10, 2021, PURCHASES OF CLASS A SHARES OF THE FUND BY NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED. EFFECTIVE OCTOBER 8, 2021, PURCHASES OF CLASS A SHARES OF THE FUND BY EXISTING SHAREHOLDERS WILL NOT BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SS-921